PROJECT PROFILE
1490 Southern Boulevard Bronx, NY

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $59.1 million new construction of the 1490 Southern Boulevard apartments in the Crotona Park East neighborhood of the Bronx. The ten-story development will provide 115 affordable senior housing units, in addition to a community garden and fitness center. 1490 Southern Boulevard will be managed by the Jewish Association Serving the Aging (JASA), which is the largest nonprofit manager of senior housing in New York City.

HIT ROLE	The HIT has purchased $35 million of tax-exempt, fixed-rate 2018 Series K bonds issued by the New York City Housing Development Corporation (HDC) to finance this project.

SOCIAL IMPACT	1490 Southern Boulevard will provide 115 units of sustainably built housing dedicated to low-income senior citizens and households with incomes at or below 60% of area median income. The development will serve the LGBT community in addition to the senior community; the LGBT Network’s first Bronx outpost will be located on the first floor of 1490 Southern Boulevard, and will provide services and resources to the Bronx’s LGBT community.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $35 million	Total Development Cost $59.1 million	115 Units of housing, with 100% affordable units	456,530 Hours of Union Construction Work Generated	$22.5 million Tax revenue generated	$120.3 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | 1490 Southern Boulevard Bronx, NY

“This is an investment that reflects the HIT’s commitment to New York’s working families.”

— Vincent Alvarez, President, New York City Central Labor Council, AFL-CIO Housing Investment Trust Trustee

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com